                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                   CHAPTER 11

IN RE: ENRON             CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076, 01-16078, 01-16080,
CORP., ET AL., DEBTORS   01-16109 THROUGH 01-16111, 01-16280, 01-16319, 01-16428 THROUGH 01-16431,
                         01-16467, 01-16483, 02-10007, 02-10038, 02-10059 THROUGH 02-10061, 02-10132,
                         02-10232, 02-10252, 02-10346, 02-10464, 02-10613, 02-10632, 02-10743,
                         02-10747, 02-10748, 02-10751, 02-10755, 02-10757, 02-10760, 02-10761,
                         02-10764, 02-10766, 02-10939, 02-11123, 02-11239, 02-11242, 02-11267,
                         02-11268, 02-11272, 02-11824, 02-11884, 02-12104, 02-12105, 02-12106,
                         02-12347, 02-12398, 02-12400, 02-12402, 02-12403, 02-12902, 02-13702,
                         02-13723, 02-14046, 02-14632, 02-14885, 02-14977, 02-15716, 02-16441,
                         02-16492, 03-10106, 03-10673, 03-10676, 03-10678, 03-10681, 03-10682

                         (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                        THE MONTH ENDED FEBRUARY 28, 2003

DEBTORS' ADDRESS:        Enron Corp. et al.
                         1400 Smith Street
                         Houston, TX 77002

DEBTORS' ATTORNEY:       Weil, Gotshal & Manges LLP
                         767 Fifth Avenue
                         New York, NY 10153

REPORT PREPARER:         Enron Corp. et al.

                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.

DATE: April 17, 2003                  By: /s/ Raymond M. Bowen, Jr.
                                          --------------------------
                                          Name: Raymond M. Bowen, Jr.
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR FEBRUARY 2003

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through February 2003 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

- Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

- Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued quarterly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their quarterly tax accrual to Enron Corp.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

- Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

- Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

- Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

- Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

- Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                      For the Month Ended February 28, 2003
                                  (In Millions)

                                                                                                             Transfer to
                                                          Beginning  3rd Party    3rd Party        Net       Restricted     Ending
Debtor Company                                  Case No.   Balance   Receipts   Disbursements  Intercompany     Cash      Balance(c)
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                  01-16033   $    5        -          $  -           $  -        $   -        $   5
Enron Corp.                                     01-16034      226        7           (35)            (1)           -          197
Enron North America Corp.                       01-16035      524       58           (17)             8          (45)         528
Enron Power Marketing, Inc.                     01-16036      437       75            (1)             9          (60)         460
PBOG Corp.                                      01-16037        -        -             -              -            -            -
Smith Street Land Company                       01-16038        -        -            (5)             5            -            -
Enron Broadband Services, Inc.                  01-16039        1        1            (1)             -            -            1
Enron Energy Services Operations, Inc.          01-16040       87        3            (3)             4            -           91
Enron Energy Marketing Corp.                    01-16041        -        2             -             (2)           -            -
Enron Energy Services, Inc.                     01-16042      281       41            (1)            (1)           -          320
Enron Energy Services, LLC                      01-16043        -        -             -              -            -            -
Enron Transportation Services Company           01-16044        -        -             -              5            -            5
BAM Leasing Company                             01-16045        -        -             -              -            -            -
ENA Asset Holdings, L.P.                        01-16046        1        -             -              -            -            1
Enron Gas Liquids, Inc.                         01-16048        -        -             -              -            -            -
Enron Global Markets LLC                        01-16076        -        -             -              -            -            -
Enron Net Works L.L.C.                          01-16078        1        -            (7)             6            -            -
Enron Industrial Markets LLC                    01-16080        -        -             -              -            -            -
Operational Energy Corp.                        01-16109        -        -             -              -            -            -
Enron Engineering & Construction Co.            01-16110        3        -             -              -            -            3
Enron Engineering & Operational
 Services Co.                                   01-16111        -        -             -              -            -            -
Garden State Paper Company LLC                  01-16280        6        2             -              -            -            8
Palm Beach Development Company, L.L.C.          01-16319        -        -             -              -            -            -
Tenant Services, Inc.                           01-16428        -        -             -              -            -            -
Enron Energy Information
 Solutions, Inc.                                01-16429        -        -             -              -            -            -
EESO Merchant Investments, Inc.                 01-16430        -        -             -              -            -            -
Enron Federal Solutions, Inc.                   01-16431        -        -             -              -            -            -
Enron Freight Markets Corp.                     01-16467        -        -             -              -            -            -
Enron Broadband Services, L.P.                  01-16483        -        -             -              -            -            -
Enron Energy Services North America, Inc.       02-10007        -        -             -              -            -            -
Enron LNG Marketing LLC                         02-10038        -        -             -              -            -            -
Calypso Pipeline, LLC                           02-10059        -        -             -              -            -            -
Enron Global LNG LLC                            02-10060        -        -             -              -            -            -
Enron International Fuel Management Company     02-10061        -        -             -              -            -            -
Enron Natural Gas Marketing Corp.               02-10132        -        -             -              -            -            -
ENA Upstream Company LLC                        02-10232        -        -             -              -            -            -
Enron Liquid Fuels, Inc.                        02-10252        -        1             -              -           (1)           -
Enron LNG Shipping Company                      02-10346        2        -             -              1            -            3
Enron Property & Services Corp.                 02-10464        -        -            (2)             2            -            -
Enron Capital & Trade Resources
 International Corp.                            02-10613       21        1             -             (2)           -           20
Enron Communication Leasing Corp.               02-10632        -        -             -              -            -            -
Enron Wind Corp. (b)                            02-10743
Enron Wind Systems, Inc. (b)                    02-10747
Enron Wind Energy Systems Corp. (b)             02-10748
Enron Wind Maintenance Corp. (b)                02-10751
Enron Wind Constructors Corp. (b)               02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)          02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)         02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)        02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)         02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)          02-10766

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended February 28, 2003
                                  (In Millions)

                                                                                                             Transfer to
                                                          Beginning  3rd Party    3rd Party        Net       Restricted     Ending
Debtor Company                                  Case No.   Balance   Receipts   Disbursements  Intercompany     Cash      Balance(c)
------------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                            02-10939         -         -           -              -             -            -
Enron Processing Properties, Inc.               02-11123         -         -           -              -             -            -
Enron Methanol Company                          02-11239         -         5           -             (5)            -            -
Enron Ventures Corp.                            02-11242         -         -           -              -             -            -
Enron Mauritius Company                         02-11267         -         -           -              -             -            -
Enron India Holding Ltd.                        02-11268         -         -           -              -             -            -
Offshore Power Production C.V.                  02-11272         -         -           -              -             -            -
The New Energy Trading Company                  02-11824         4         -           -              -             -            4
EES Service Holdings, Inc                       02-11884         -         -           -              -             -            -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.)(a)     02-12104
ZWHC, LLC (a)                                   02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                    02-12106
Enron Reserve Acquisition Corp.                 02-12347         -        10          (1)             -            (9)           -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)(a) 02-12398
Enron Power & Industrial Construction (a)       02-12400
NEPCO Power Procurement Co. (a)                 02-12402
NEPCO Services International, Inc. (a)          02-12403
San Juan Gas Company, Inc.                      02-12902         -         -           -              -             -            -
EBF, LLC                                        02-13702         8         -           -              -             -            8
Zond Minnesota Construction Co. LLC (a)         02-13723
Enron Fuels International, Inc.                 02-14046         -         -           -              -             -            -
E Power Holdings Corp.                          02-14632         2         -           -              -             -            2
EFS Construction Management Services, Inc.      02-14885         -         -           -              -             -            -
Enron Management Inc.                           02-14977         -         -           -              -             -            -
Enron Expat Services, Inc.                      02-15716         -         -           -              -             -            -
Artemis Associates, LLC                         02-16441         -         -           -              -             -            -
Clinton Energy Management Services, Inc.        02-16492         3         -           -              -             -            3
LINGTEC Constructors, L.P.                      03-10106         -         -           -              -             -            -
EGS New Ventures Group                          03-10673         -         -           -              -             -            -
Louisiana Gas Marketing Company                 03-10676         -         -           -              -             -            -
Louisiana Resources Company                     03-10678         -         -           -              -             -            -
LGMI, Inc.                                      03-10681         -         -           -              -             -            -
LRCI, Inc.                                      03-10682         -         -           -              -             -            -
                                                           -----------------------------------------------------------------------

Combined Debtor Entities                                   $ 1,612     $ 206        $(73)          $ 29        $ (115)      $1,659
                                                           =======================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

Enron Metals & Commodity Corp   $ 24
Enron Corp.                       92
Enron North America Corp.        225
Enron Power Marketing, Inc.       34
Smith Street Land Company         89
Enron Broadband Services, Inc.   152
Enron Energy Services, Inc.       59
Enron Gas Liquids, Inc.            1
Enron LNG Marketing LLC           31
Enron LNG Shipping Company        24
Calypso Pipeline, LLC              4
                                ----

                                $735
                                ====

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                      For the Month Ended February 28, 2003
                                  (In Millions)

                                                        Beginning                             (Payments)   Ending
Debtor Company                                Case No.   Balance    Accruals   Intercompany     Refunds    Balance
------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                01-16033    $   --     $   --       $    --       $   --     $   --
Enron Corp.                                   01-16034       (41)         1            --           --        (40)
Enron North America Corp.                     01-16035         6         --            --           --          6
Enron Power Marketing, Inc.                   01-16036         2         --            --           --          2
PBOG Corp.                                    01-16037        --         --            --           --         --
Smith Street Land Company                     01-16038         2         (1)           --           --          1
Enron Broadband Services, Inc.                01-16039        (1)         1            --           --         --
Enron Energy Services Operations, Inc.        01-16040        (6)         1            --           --         (5)
Enron Energy Marketing Corp.                  01-16041        (1)         1            --           --         --
Enron Energy Services, Inc.                   01-16042        12          2            --           (1)        13
Enron Energy Services, LLC                    01-16043        --         --            --           --         --
Enron Transportation
  Services Company                            01-16044         1         --            --           --          1
BAM Leasing Company                           01-16045        --         --            --           --         --
ENA Asset Holdings, L.P.                      01-16046        --         --            --           --         --
Enron Gas Liquids, Inc.                       01-16048        --         --            --           --         --
Enron Global Markets LLC                      01-16076        --         --            --           --         --
Enron Net Works L.L.C.                        01-16078        (1)        --            --           --         (1)
Enron Industrial Markets LLC                  01-16080        --         --            --           --         --
Operational Energy Corp.                      01-16109        --         --            --           --         --
Enron Engineering &
  Construction Co.                            01-16110        --         --            --           --         --
Enron Engineering &
  Operational Services Co.                    01-16111        --         --            --           --         --
Garden State Paper Company LLC                01-16280        --         --            --           --         --
Palm Beach Development Company, L.L.C.        01-16319        --         --            --           --         --
Tenant Services, Inc.                         01-16428        (2)         1            --           --         (1)
Enron Energy Information Solutions, Inc.      01-16429        --         --            --           --         --
EESO Merchant Investments, Inc.               01-16430        --         --            --           --         --
Enron Federal Solutions, Inc.                 01-16431        --         --            --           --         --
Enron Freight Markets Corp.                   01-16467        --         --            --           --         --
Enron Broadband Services, L.P.                01-16483        --         --            --           --         --
Enron Energy Services North America, Inc.     02-10007        --         --            --           --         --
Enron LNG Marketing LLC                       02-10038        --         --            --           --         --
Calypso Pipeline, LLC                         02-10059        --         --            --           --         --
Enron Global LNG LLC                          02-10060        --         --            --           --         --
Enron International Fuel Management Company   02-10061        --         --            --           --         --
Enron Natural Gas Marketing Corp.             02-10132         1         --            --           --          1
ENA Upstream Company LLC                      02-10232        --         --            --           --         --
Enron Liquid Fuels, Inc.                      02-10252        (3)         1            --           --         (2)
Enron LNG Shipping Company                    02-10346        --         --            --           --         --
Enron Property & Services Corp.               02-10464        --         --            --           --         --
Enron Capital & Trade Resources
  International Corp.                         02-10613        (1)         1            --           --         --
Enron Communication Leasing Corp.             02-10632         3         --            --           --          3
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended February 28, 2003
                                  (In Millions)

                                                           Beginning                         (Payments)  Ending
Debtor Company                                   Case No.   Balance   Accruals  Intercompany   Refunds   Balance
----------------------------------------------------------------------------------------------------------------
Intratex Gas Company                             02-10939       --        --           --       --        --
Enron Processing Properties, Inc.                02-11123       --        --           --       --        --
Enron Methanol Company                           02-11239       --         1           (1)      --        --
Enron Ventures Corp.                             02-11242       --        --           --       --        --
Enron Mauritius Company                          02-11267       --        --           --       --        --
Enron India Holding Ltd.                         02-11268       --        --           --       --        --
Offshore Power Production C.V                    02-11272       --        --           --       --        --
The New Energy Trading Company                   02-11824       --        --           --       --        --
EES Service Holdings Inc.                        02-11884       --        --           --       --        --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)     02-12104
ZWHC, LLC (a)                                    02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                     02-12106
Enron Reserve Acquisition Corp.                  02-12347       (2)        1           (1)      --        (2)
EPC Estate Services, Inc.
 (formerly National Energy Production Corp. (a)  02-12398
Enron Power & Industrial Construction (a)        02-12400
NEPCO Power Procurement Co. (a)                  02-12402
NEPCO Services International, Inc. (a)           02-12403
San Juan Gas Company, Inc.                       02-12902       --        --           --       --        --
EBF, LLC                                         02-13702       --        --           --       --        --
Zond Minnesota Construction Company LLC (a)      02-13723
Enron Fuels International, Inc.                  02-14046       --        --           --       --        --
E Power Holdings Corp.                           02-14632       --        --           --       --        --
EFS Construction Management Services, Inc.       02-14885       --        --           --       --        --
Enron Management Inc.                            02-14977        1        --           --       --         1
Enron Expat Services, Inc.                       02-15716       --        --           --       --        --
Artemis Associates, LLC                          02-16441       --        --           --       --        --
Clinton Energy Management Services, Inc.         02-16492        1        (1)          --       --        --
LINGTEC Constructors, L.P.                       03-10106      (10)       --           --       --       (10)
EGS New Ventures Corp.                           03-10673       --        --           --       --        --
Louisiana Gas Marketing Company                  03-10676       --        --           --       --        --
Louisiana Resources Company                      03-10678       --        --           --       --        --
LGMI, Inc.                                       03-10681        1        --           --       --         1
LRCI, Inc.                                       03-10682       --        --           --       --        --
                                                             -----------------------------------------------

Combined Debtor Entities                                     $ (38)     $  9        $  (2)    $ (1)     $(32)
                                                             ===============================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                             As of February 28, 2003
                                  (In Millions)

                                                            Current
Debtor Company                                Case No.       1-30       31-60      61-90       91+       Other      Total
-------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                01-16033       $ --       $ --       $ --       $ --       $ --       $ --
Enron Corp.                                   01-16034          3          2         --          4         97        106
Enron North America Corp.                     01-16035         --         --         --         --         38         38
Enron Power Marketing, Inc.                   01-16036         --         --         --         --         --         --
PBOG Corp.                                    01-16037         --         --         --         --         --         --
Smith Street Land Company                     01-16038         --         --         --         --         --         --
Enron Broadband Services, Inc.                01-16039         --         --         --         --         --         --
Enron Energy Services Operations, Inc.        01-16040         --          1         --         --         --          1
Enron Energy Marketing Corp.                  01-16041         --         --         --         --         --         --
Enron Energy Services, Inc.                   01-16042         --         --         --         --         --         --
Enron Energy Services, LLC                    01-16043         --         --         --         --         --         --
Enron Transportation Services Company         01-16044         --         --         --         --         --         --
BAM Leasing Company                           01-16045         --         --         --         --         --         --
ENA Asset Holdings, L.P.                      01-16046          7         --         --         --         --          7
Enron Gas Liquids, Inc.                       01-16048         --         --         --         --         --         --
Enron Global Markets LLC                      01-16076         --         --         --         --         --         --
Enron Net Works L.L.C.                        01-16078          5         --         --          2         --          7
Enron Industrial Markets LLC                  01-16080         --         --         --         --         --         --
Operational Energy Corp.                      01-16109         --         --         --         --         --         --
Enron Engineering & Construction Co.          01-16110         --         --         --         --         --         --
Enron Engineering & Operational
 Services Co.                                 01-16111         --         --         --         --         --         --
Garden State Paper Company LLC                01-16280         --         --         --         --         --         --
Palm Beach Development Company, L.L.C.        01-16319         --         --         --         --         --         --
Tenant Services, Inc.                         01-16428         --         --         --         --         --         --
Enron Energy Information
 Solutions, Inc.                              01-16429         --         --         --         --         --         --
EESO Merchant Investments, Inc.               01-16430         --         --         --         --         --         --
Enron Federal Solutions, Inc.                 01-16431         --         --         --         --         --         --
Enron Freight Markets Corp.                   01-16467         --         --         --         --         --         --
Enron Broadband Services, L.P.                01-16483         --         --         --         --         --         --
Enron Energy Services North America, Inc.     02-10007         --         --         --         --         --         --
Enron LNG Marketing LLC                       02-10038         --         --         --         --         --         --
Calypso Pipeline, LLC                         02-10059         --         --         --         --         --         --
Enron Global LNG LLC                          02-10060         --         --         --         --         --         --
Enron International Fuel Management Company   02-10061         --         --         --         --         --         --
Enron Natural Gas Marketing Corp.             02-10132         --         --         --         --         --         --
ENA Upstream Company LLC                      02-10232         --         --         --         --         --         --
Enron Liquid Fuels, Inc.                      02-10252         --         --         --         --         --         --
Enron LNG Shipping Company                    02-10346         --         --         --         --         --         --
Enron Property & Services Corp.               02-10464         --         --         --         --         --         --
Enron Capital & Trade Resources
 International Corp.                          02-10613         --         --         --         --         --         --
Enron Communication Leasing Corp.             02-10632         --         --         --         --         --         --
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of February 28, 2003
                                  (In Millions)

                                                             Current
Debtor Company                                     Case No.   1-30    31-60   61-90   91+    Other  Total
---------------------------------------------------------------------------------------------------------
Intratex Gas Company                               02-10939     --       --     --     --      --      --
Enron Processing Properties, Inc.                  02-11123     --       --     --     --      --      --
Enron Methanol Company                             02-11239     --       --     --     --      --      --
Enron Ventures Corp.                               02-11242     --       --     --     --      --      --
Enron Mauritius Company                            02-11267     --       --     --     --      --      --
Enron India Holding Ltd.                           02-11268     --       --     --     --      --      --
Offshore Power Production C.V.                     02-11272     --       --     --     --      --      --
The New Energy Trading Company                     02-11824     --       --     --     --      --      --
EES Service Holdings, Inc.                         02-11884     --       --     --     --      --      --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347     --       --     --     --      --      --
EPC Estate Services, Inc.                          02-12398
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902     --       --     --     --      --      --
EBF, LLC                                           02-13702     --       --     --     --      --      --
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046     --       --     --     --      --      --
E Power Holdings Corp                              02-14632     --       --     --     --      --      --
EFS Construction Management Services, Inc.         02-14885     --       --     --     --      --      --
Enron Management Inc.                              02-14977     --       --     --     --      --      --
Enron Expat Services, Inc.                         02-15716     --       --     --     --      --      --
Artemis Associates, LLC                            02-16441     --       --     --     --      --      --
Clinton Energy Management Services, Inc.           02-16492     --       --     --     --      --      --
LINGTEC Constructors, L.P.                         03-10106     --       --     --     --      --      --
EGS New Ventures Corp.                             03-10673     --       --     --     --      --      --
Louisiana Gas Marketing Company                    03-10676     --       --     --     --      --      --
Louisiana Resources Company                        03-10678     --       --     --     --      --      --
LGMI, Inc.                                         03-10681     --       --     --     --      --      --
LRCI, Inc.                                         03-10682     --       --     --     --      --      --
                                                              -------------------------------------------

Combined Debtor Entities                                      $ 15    $   3   $ --   $  6    $135   $ 159
                                                              ===========================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766)

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                             As of February 28, 2003
                                  (In Millions)

                                                        Current
Debtor Company                                Case No.    1-30   31-60  61-90   91+   Other   Total
---------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                01-16033   $  --   $ --   $ --   $ --   $ --    $ --
Enron Corp.                                   01-16034      --      6      2    189      2     199
Enron North America Corp.                     01-16035      --      2     --     16      3      21
Enron Power Marketing, Inc.                   01-16036      --     --     --     --     --      --
PBOG Corp.                                    01-16037      --     --     --     --     --      --
Smith Street Land Company                     01-16038      --     --     --     --     --      --
Enron Broadband Services, Inc.                01-16039      --     --     --     36    (32)      4
Enron Energy Services Operations, Inc.        01-16040      --     --     --     --      3       3
Enron Energy Marketing Corp.                  01-16041      --     --     --     --     --      --
Enron Energy Services, Inc.                   01-16042      --     --     --     --     13      13
Enron Energy Services, LLC                    01-16043      --     --     --     --     --      --
Enron Transportation Services Company         01-16044      --     --     --     --      1       1
BAM Leasing Company                           01-16045      --     --     --     --     --      --
ENA Asset Holdings, L.P.                      01-16046      --     --     --     --     --      --
Enron Gas Liquids, Inc.                       01-16048      --     --     --     --     --      --
Enron Global Markets LLC                      01-16076      --     --     --     --     --      --
Enron Net Works L.L.C.                        01-16078      --     --      1      3     --       4
Enron Industrial Markets LLC                  01-16080      --     --     --     --     --      --
Operational Energy Corp.                      01-16109      --     --     --      1     (1)     --
Enron Engineering & Construction Co.          01-16110      --     --     --      4     (4)     --
Enron Engineering & Operational
 Services Co.                                 01-16111      --     --     --     --     --      --
Garden State Paper Company LLC                01-16280      --     --     --     --     20      20
Palm Beach Development Company, L.L.C.        01-16319      --     --     --     --     --      --
Tenant Services, Inc.                         01-16428      --     --     --     --     --      --
Enron Energy Information
 Solutions, Inc.                              01-16429      --     --     --     --     --      --
EESO Merchant Investments, Inc.               01-16430      --     --     --     --     --      --
Enron Federal Solutions, Inc.                 01-16431      --     --     --     --      5       5
Enron Freight Markets Corp.                   01-16467      --     --     --     --     --      --
Enron Broadband Services, L.P.                01-16483      --     --     --      5     (5)     --
Enron Energy Services North America, Inc.     02-10007      --     --     --      8     --       8
Enron LNG Marketing LLC                       02-10038      --     --     --     --     --      --
Calypso Pipeline, LLC                         02-10059      --     --     --     --     --      --
Enron Global LNG LLC                          02-10060      --     --     --     --     --      --
Enron International Fuel Management Company   02-10061      --     --     --     --     --      --
Enron Natural Gas Marketing Corp.             02-10132      --     --     --     --     --      --
ENA Upstream Company LLC                      02-10232      --     --     --     --     --      --
Enron Liquid Fuels, Inc.                      02-10252      --     --     --     --     --      --
Enron LNG Shipping Company                    02-10346      --     --     --     --     --      --
Enron Property & Services Corp.               02-10464      --     --     --     --      9       9
Enron Capital & Trade Resources
 International Corp.                          02-10613      --     --     --     --      3       3
Enron Communication Leasing Corp.             02-10632      --     --     --     --     --      --
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                             Continued on next page

                                                                         Table 4

                             As of February 28, 2003
                                  (In Millions)

                                                                        Current
Debtor Company                                            Case No.       1-30     31-60     61-90    91+    Other      Total
----------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                     02-10939         --        --        --      --      --         --
Enron Processing Properties, Inc.                        02-11123         --        --        --      --      --         --
Enron Methanol Company                                   02-11239         --        --        --      --      --         --
Enron Ventures Corp.                                     02-11242         --        --        --      --      --         --
Enron Mauritius Company                                  02-11267         --        --        --      --      --         --
Enron India Holding Ltd.                                 02-11268         --        --        --      --      --         --
Offshore Power Production C.V.                           02-11272         --        --        --      --      --         --
The New Energy Trading Company                           02-11824         --        --        --      --      --         --
EES Service Holdings, Inc.                               02-11884         --        --        --      --       1          1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)             02-12104
ZWHC, LLC (a)                                            02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                             02-12106
Enron Reserve Acquisition Corp.                          02-12347         --        --        --      --      --         --
EPC Estate Services, Inc.                                02-12398
 (formerly National Energy Production Corp.) (a)         02-12398
Enron Power & Industrial Construction (a)                02-12400
NEPCO Power Procurement Co. (a)                          02-12402
NEPCO Services International, Inc. (a)                   02-12403
San Juan Gas Company, Inc.                               02-12902         --        --        --       4      (3)         1
EBF, LLC                                                 02-13702         --        --        --      --      --         --
Zond Minnesota Construction Company LLC (a)              02-13723
Enron Fuels International, Inc.                          02-14046         --        --        --      --      --         --
E Power Holdings Corp.                                   02-14632         --        --        --      --      --         --
Enron Construction Management Services, Inc.             02-14885         --        --        --      --      --         --
Enron Management Inc.                                    02-14977         --        --        --      --      --         --
Enron Expat Services, Inc.                               02-15716         --        --        --      --      --         --
Artemis Associates, LLC                                  02-16441         --        --        --      --      --         --
Clinton Energy Management Services, Inc.                 02-16492         --        --        --      --      --         --
LINGTEC Constructors, L.P.                               03-10106         --        --        --      --      --         --
EGS New Ventures Corp.                                   03-10673         --        --        --      --      --         --
Louisiana Gas Marketing Company                          03-10676         --        --        --      --      --         --
Louisiana Resources Company                              03-10678         --        --        --      --      --         --
LGMI, Inc.                                               03-10681         --        --        --      --      --         --
LRCI, Inc.                                               03-10682         --        --        --      --      --         --
                                                                        ---------------------------------------------------

Combined Debtor Entities                                                $ --      $  8      $  3    $266    $ 15       $292
                                                                        ===================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
    02-10766).

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                      For the Month Ended February 28, 2003
                                  (In Millions)

                                                                   Beginning              Payments      Other      Ending
Debtor Company                                         Case No.     Balance    Billings   Received   Adjustments   Balance
--------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                         01-16033     $  --       $  --     $  --       $   --       $  --
Enron Corp.                                            01-16034       303           3        (5)        (102)        199
Enron North America Corp.                              01-16035        18          --        (1)           4          21
Enron Power Marketing, Inc.                            01-16036        --          --        --           --          --
PBOG Corp.                                             01-16037        --          --        --           --          --
Smith Street Land Company                              01-16038        --          --        --           --          --
Enron Broadband Services, Inc.                         01-16039         5          --        (1)          --           4
Enron Energy Services Operations, Inc.                 01-16040         3          --        --           --           3
Enron Energy Marketing Corp.                           01-16041        --          --        --           --          --
Enron Energy Services, Inc.                            01-16042        13          --        --           --          13
Enron Energy Services, LLC                             01-16043        --          --        --           --          --
Enron Transportation Services Company                  01-16044         1          --        --           --           1
BAM Leasing Company                                    01-16045        --          --        --           --          --
ENA Asset Holdings, L.P.                               01-16046        --          --        --           --          --
Enron Gas Liquids, Inc.                                01-16048        --          --        --           --          --
Enron Global Markets LLC                               01-16076        --          --        --           --          --
Enron Net Works L.L.C                                  01-16078         2          --        --            2           4
Enron Industrial Markets LLC                           01-16080        --          --        --           --          --
Operational Energy Corp.                               01-16109        --          --        --           --          --
Enron Engineering & Construction Co.                   01-16110        --          --        --           --          --
Enron Engineering & Operational
 Services Co.                                          01-16111        --          --        --           --          --
Garden State Paper Company LLC                         01-16280        19          --        --            1          20
Palm Beach Development Company, L.L.C.                 01-16319        --          --        --           --          --
Tenant Services, Inc.                                  01-16428        --          --        --           --          --
Enron Energy Information
 Solutions, Inc.                                       01-16429        --          --        --           --          --
EESO Merchant Investments, Inc.                        01-16430        --          --        --           --          --
Enron Federal Solutions, Inc.                          01-16431         5          --        --           --           5
Enron Freight Markets Corp.                            01-16467        --          --        --           --          --
Enron Broadband Services, L.P.                         01-16483        --          --        --           --          --
Enron Energy Services North America, Inc.              02-10007         8          --        --           --           8
Enron LNG Marketing LLC                                02-10038        --          --        --           --          --
Calypso Pipeline, LLC                                  02-10059        --          --        --           --          --
Enron Global LNG LLC                                   02-10060        --          --        --           --          --
Enron International Fuel Management Company            02-10061        --          --        --           --          --
Enron Natural Gas Marketing Corp.                      02-10132        --          --        --           --          --
ENA Upstream Company LLC                               02-10232        --          --        --           --          --
Enron Liquid Fuels, Inc.                               02-10252        --          --        --           --          --
Enron LNG Shipping Company                             02-10346        --          --        --           --          --
Enron Property & Services Corp.                        02-10464         8           1        --           --           9
Enron Capital & Trade Resources
 International Corp.                                   02-10613         3          --        --           --           3
Enron Communication Leasing Corp.                      02-10632        --          --        --           --          --
Enron Wind Corp. (b)                                   02-10743
Enron Wind Systems Inc. (b)                            02-10747
Enron Wind Energy Systems Corp. (b)                    02-10748
Enron Wind Maintenance Corp. (b)                       02-10751
Enron Wind Constructors Corp. (b)                      02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                 02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)                02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)               02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)                02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                 02-10766

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended February 28, 2003
                                  (In Millions)

                                                                      Beginning                Payments      Other     Ending
Debtor Company                                           Case No.      Balance       Billings  Received   Adjustments  Balance
------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                     02-10939         --            --        --         --           --
Enron Processing Properties, Inc.                        02-11123         --            --        --         --           --
Enron Methanol Company                                   02-11239         --            --        --         --           --
Enron Ventures Corp.                                     02-11242         --            --        --         --           --
Enron Mauritius Company                                  02-11267         --            --        --         --           --
Enron India Holding Ltd.                                 02-11268         --            --        --         --           --
Offshore Power Production C.V                            02-11272         --            --        --         --           --
The New Energy Trading Company                           02-11824         --            --        --         --           --
EES Services Holdings, Inc.                              02-11884          1            --        --         --            1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)             02-12104
ZWHC, LLC (a)                                            02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                             02-12106
Enron Reserve Acquisition Corp.                          02-12347         --            --        --         --           --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)         02-12398
Enron Power & Industrial Construction (a)                02-12400
NEPCO Power Procurement Co. (a)                          02-12402
NEPCO Services International, Inc. (a)                   02-12403
San Juan Gas Company, Inc.                               02-12902          1            --        --         --            1
EBF, LLC                                                 02-13702         --            --        --         --           --
Zond Minnesota Construction Company LLC (a)              02-13723
Enron Fuels International, Inc.                          02-14046         --            --        --         --           --
E Power Holdings Corp.                                   02-14632         --            --        --         --           --
Enron Construction Management Services, Inc.             02-14885         --            --        --         --           --
Enron Management, Inc.                                   02-14977         --            --        --         --           --
Enron Expat Services, Inc.                               02-15716         --            --        --         --           --
Artemis Associates, LLC                                  02-16441         --            --        --         --           --
Clinton Energy Management Services, Inc.                 02-16492         --            --        --         --           --
LINGTEC Constructors, L.P.                               03-10106         --            --        --         --           --
EGS New Ventures Corp.                                   03-10673         --            --        --         --           --
Louisiana Gas Marketing Company                          03-10676         --            --        --         --           --
Louisiana Resources Company                              03-10678         --            --        --         --           --
LGMI, Inc.                                               03-10681         --            --        --         --           --
LRCI, Inc.                                               03-10682         --            --        --         --           --
                                                                      ------------------------------------------------------

Combined Debtor Entities                                              $  390         $   4     $  (7)     $ (95)       $ 292
                                                                      ======================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
    02-10766).

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                             As of February 28, 2003
                                  (In Millions)

Debtor Company                                         Case No.     Receivables   Payables
------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                         01-16033       $   1        $   7
Enron Corp.                                            01-16034          --           --
Enron North America Corp.                              01-16035           7           40
Enron Power Marketing, Inc.                            01-16036          14           --
PBOG Corp.                                             01-16037          --           --
Smith Street Land Company                              01-16038          --           --
Enron Broadband Services, Inc.                         01-16039          --           --
Enron Energy Services Operations, Inc.                 01-16040          35          308
Enron Energy Marketing Corp.                           01-16041          49           35
Enron Energy Services, Inc.                            01-16042         288          188
Enron Energy Services, LLC                             01-16043          --           --
Enron Transportation Services Company                  01-16044          --           --
BAM Leasing Company                                    01-16045          --           --
ENA Asset Holdings, L.P.                               01-16046          --           --
Enron Gas Liquids, Inc.                                01-16048           1            7
Enron Global Markets LLC                               01-16076          --           --
Enron Net Works L.L.C.                                 01-16078          --           --
Enron Industrial Markets LLC                           01-16080          --           --
Operational Energy Corp.                               01-16109          --           --
Enron Engineering & Construction Co.                   01-16110          --           --
Enron Engineering & Operational
  Services Co.                                         01-16111          --           --
Garden State Paper Company LLC                         01-16280           2           18
Palm Beach Development Company, L.L.C.                 01-16319          --           --
Tenant Services, Inc.                                  01-16428          --           30
Enron Energy Information
  Solutions, Inc.                                      01-16429          --           --
EESO Merchant Investments, Inc.                        01-16430          --           --
Enron Federal Solutions, Inc.                          01-16431          --           --
Enron Freight Markets Corp.                            01-16467          --           --
Enron Broadband Services, L.P.                         01-16483          --           --
Enron Energy Services North America, Inc.              02-10007          --           --
Enron LNG Marketing LLC                                02-10038          --           --
Calypso Pipeline, LLC                                  02-10059          --           --
Enron Global LNG LLC                                   02-10060          --           --
Enron International Fuel Management Company            02-10061          --           --
Enron Natural Gas Marketing Corp.                      02-10132          --           --
ENA Upstream Company LLC                               02-10232          30           69
Enron Liquid Fuels, Inc.                               02-10252          --           --
Enron LNG Shipping Company                             02-10346          --           --
Enron Property & Services Corp.                        02-10464          --           --
Enron Capital & Trade Resources
   International Corp.                                 02-10613          85          135
Enron Communication Leasing Corp.                      02-10632          --           --
Enron Wind Corp. (b)                                   02-10743
Enron Wind Systems, Inc. (b)                           02-10747
Enron Wind Energy Systems Corp. (b)                    02-10748
Enron Wind Maintenance Corp. (b)                       02-10751
Enron Wind Constructors Corp. (b)                      02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                 02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)                02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)               02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)                02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                 02-10766

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of February 28, 2003
                                  (In Millions)

Debtor Company                                           Case No.    Receivables  Payables
------------------------------------------------------------------------------------------
Intratex Gas Company                                     02-10939         --         --
Enron Processing Properties, Inc.                        02-11123         --         --
Enron Methanol Company                                   02-11239         --         --
Enron Ventures Corp.                                     02-11242         --         --
Enron Mauritius Company                                  02-11267         --         --
Enron India Holding Ltd.                                 02-11268         --         --
Offshore Power Production C.V.                           02-11272         --         --
The New Energy Trading Company                           02-11824         --         --
EES Service Holdings, Inc.                               02-11884         --         --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)             02-12104         --         --
ZWHC, LLC (a)                                            02-12105         --         --
Zond Pacific LLC
 (formerly Zond Pacific) (a)                             02-12106         --         --
Enron Reserve Acquisition Corp. (b)                      02-12347          1         --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)         02-12398
Enron Power & Industrial Construction (a)                02-12400
NEPCO Power Procurement Co. (a)                          02-12402
NEPCO Services International, Inc. (a)                   02-12403
San Juan Gas Company, Inc.                               02-12902         --         --
EBF, LLC                                                 02-13702         --         --
Zond Minnesota Construction Company LLC (a)              02-13723
Enron Fuels International, Inc.                          02-14046         33          2
E Power Holdings Corp.                                   02-14632         --         --
Enron Construction Management, Inc.                      02-14885         --         --
Enron Management, Inc.                                   04-14977         --         --
Enron Expat Services, Inc.                               02-15716         --         --
Artemis Associates, LLC                                  02-16441         --         --
Clinton Energy Management Services, Inc.                 02-16492         --          1
LINGTEC Constructors, L.P.                               03-10106         --         --
EGS New Ventures Corp.                                   03-10673         --         --
Louisiana Gas Marketing Company                          03-10676         --         --
Louisiana Resources Company                              03-10678         --         --
LGMI, Inc.                                               03-10681         --         --
LRCI, Inc.                                               03-10682         --         --
                                                                     ------------------

Combined Debtor Entities                                             $   546      $ 840
                                                                     ==================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
    02-10766).

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                      For the Month Ended February 28, 2003
                                  (In Millions)

                                                                                   Asset                  Book
Company                                   Date Closed                           Description               Value       Proceeds
------------------------------------------------------------------------------------------------------------------------------
Debtor Companies
Enron Broadband Services, Inc.              2/10/03                    Sale of telecommunications         $   1        $   1
                                                                       equipment.

Enron Methanol Company                      2/06/03                    Sale of emission credits.             --            5

Non-Debtor Companies
ECT Merchant Investments Corp.              2/20/03                    Sale of a secured subordinated         2            2
                                                                       revolving credit facility.

Joint Energy Development Investments II     2/20/03                    Sale of a secured subordinated         2            2
                                                                       revolving credit facility.